Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Teucrium 2x Long Daily XRP ETF (XXRP)
a series of Listed Funds Trust

Supplement dated January 30, 2026
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 6, 2025, as supplemented

Mr. Spencer Kristiansen, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC, effective January 30, 2026. Accordingly, all references to Mr. Kristiansen as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectuses and SAI are hereby deleted. Messrs. Harris, Haugens and Small will continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI